UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2004

Stockgroup Information Systems Inc.

(exact name of registrant as specified in its charter)

Colorado

000-

84-1379282

(State of Incorporation)

(Commission File Number)

(IRS Identification No.)

500-750 W. Pender Street, Vancouver, British Columbia, Canada V6C 2T7

(Address of principal executive offices)(Zip Code)

(604) 331-0995

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. OTHER EVENTS

Resignation of Leslie A. Landes, President of the Company.

Mr. Landes will resign as President on December 31, 2004, and will remain on the Board of Directors as Chairman.

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stockgroup Information Systems Inc.

 (Registrant)

Dated:  November 16, 2004

By: /s/ Marcus A. New

-----------------------------------

Marcus A. New, CEO

EXHIBIT INDEX

Exhibit No.                                            Exhibit

-----------                                            -------

99.1

Press release